NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund

Supplement dated September 9, 2025
to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
James Mauro	Managing Director and Portfolio Manager	Since 2021
Jonathan Graves	Managing Director and Portfolio Manager	Since 2025
Marcus Tom	Director and Portfolio Manager	Since 2025

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE